UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2008

OXYGEN BIOTHERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

2-31909

(Commission File No.)

Delaware	26-2593535
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

3189 Airway Avenue, Building C, Costa Mesa, CA 92626

(Address of principal executive offices)

(714) 427-6363

(Registrant’s telephone number)

Not Applicable

(Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

Item 8.01	Other Events

On November 12, 2008, Oxygen Biotherapeutics, Inc., intends to make a presentation at the Rodman & Renshaw 10th Annual Healthcare Conference in New York City. Oxygen Biotherapeutics intends to make substantially the same presentation at the 19th Annual Institutional Investor Conference sponsored by the Wall Street Analyst Forum in New York City on November 18, 2008. A copy of the presentation to be made at both conferences is attached as an exhibit.

Item 9.01	Financial Statements and Exhibits

Exhibits

Attached to this report as Exhibit 99.1 is the “Oxygen Biotherapeutics, Inc.” presentation for the Rodman & Renshaw conferences it is attending in New York City on November 12, 2008. The same presentation with a different cover page referencing the Wall Street Analyst Forum conference on November 18, 2008, will used at the 19th Annual Institutional Investor Conference.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OXYGEN BIOTHERAPEUTICS, INC.

Date: November 12, 2008	By:	/s/ Charles H. Seeman
Charles H. Seeman, Chief Financial Officer

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